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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 21, 2002


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

 STATE OR OTHER                   COMMISSION                     IRS EMPLOYER
  JURISDICTION                    FILE NUMBER:                  IDENTIFICATION
OF INCORPORATION:                                                   NUMBER:

    DELAWARE                        0-20766                       76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


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ITEM 5.  OTHER EVENTS

         On February 21, 2002, HCC Insurance Holdings, Inc. ("HCC") announced its operating results for the Fourth Quarter and full-year ended December 31, 2001. A press release setting forth the announcement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Exhibits.
                  --------

                  99.1 Press Release dated February 21, 2002 announcing HCC's operating results for the Fourth Quarter and full-year ended December 31, 2001 and attachments thereto.

                  99.2 Supplementary Financial Data relating to HCC's operating results for the Fourth Quarter and full-year ended December 31, 2001.

ITEM 9.

         Supplementary Financial Data relating to HCC's announced operating results for the Fourth Quarter and full-year ended December 31, 2001 is attached as Exhibit 99.2.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 21, 2002           HCC INSURANCE HOLDINGS, INC.



                                    By: /s/ Christopher L. Martin
                                       -----------------------------------------
                                        Christopher L. Martin
                                        Executive Vice President and
                                        General Counsel










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                                  EXHIBIT INDEX


Exhibits.
--------

                  99.1 Press Release dated February 21, 2002 announcing HCC's operating results for the Fourth Quarter and full-year ended December 31, 2001 and attachments thereto.

                  99.2 Supplementary Financial Data relating to HCC's operating results for the Fourth Quarter and full-year ended December 31, 2001.